Morgan Stanley
Pathway Funds
Morgan Stanley Pathway Small-Mid Cap Equity ETF | Ticker: MSSM

December 1, 2024
Summary Prospectus
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus, dated October 18, 2024, and Statement of Additional Information, dated October 18, 2024 are incorporated by reference into the summary prospectus, making them legally part of the summary prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.morganstanley.com/wealth-investmentsolutions/cgcm. You can also get this information at no cost by calling 1-800-869-3326 or by sending an e-mail request to client.field.services@morganstanley.com.

Morgan Stanley Pathway Small-Mid Cap Equity ETF
Ticker: MSSM
Stock Exchange: NYSE Arca, Inc.
Investment objective
Capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Advisory Program Fees
(fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the Consulting Group Advisor, Select UMA or Portfolio Management investment advisory program (as a percentage of prior quarter-end net assets)[1]	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment in the Fund)1
Management Fees	0.75%
Other Expenses[2]	0.12%
Total Annual Fund Operating Expenses	0.87%
Waiver[3]	0.30%
Net Annual Fund Operating Expenses[3]	0.57%
1The Morgan Stanley Annual Advisory Program Fees are only applicable to shareholders who own shares of the Fund through a Morgan Stanley-sponsored investment advisory program.
2“Other Expenses” are based on estimated amounts for the current fiscal year.
3CGAS (defined herein) has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and/or reimbursement will continue until at least January 1, 2026 or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Fund’s contractual fee waiver is only reflected in the first year of the example. The figures are calculated based upon total annual Fund operating expenses, and, for applicable shareholders as stated below, a maximum annual fee of 2.00% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Your actual costs may be higher or lower.
If you do not own Fund shares through a Morgan Stanley-sponsored investment advisory program, based on these assumptions, your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$58	$183	$318	$714
If you own Fund shares through a Morgan Stanley-sponsored investment advisory program, based on these assumptions, your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$260	$800	$1,366	$2,905
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the fiscal year ended August 31, 2023, the portfolio turnover rate of the Small-Mid Cap Equity Fund (the “Predecessor Fund”)  was 23% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of small-mid capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines small-mid cap companies as companies with market caps not exceeding the highest month-end market cap value of any stock in the Russell 2500® or Russell Mid Cap Index for the previous 12 months, whichever is greater. The Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
ETF Structure Risks. The Fund is structured as an ETF and is subject to the special risks, including:
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Not Individually Redeemable. Shares are not individually
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redeemable to retail investors and may be redeemed by the Fund only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.
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Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
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Market Price Variance Risk. The market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV, and, therefore, shareholders could receive less or pay more than NAV when selling or purchasing shares.
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Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.
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Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.
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Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
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Market Risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short and long-term. Market risk may affect a single company, sector of the economy or the market as a whole.
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Equity Risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
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Exchange-Traded Funds (“ETFs”) Risk, which is the risk of owning shares of an ETF and generally reflects the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.
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Investment Style Risk, which means small cap and/or growth stocks could fall out of favor with investors and trail the performance of other types of investments.
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Small-Mid Cap Risk, which refers to the fact that historically, small-mid cap companies tend to be more vulnerable to adverse business and economic events, have been more sensitive to changes in earnings results and forecasts and investor expectations, and experience sharper swings in market values than larger, more established companies. At times, small-mid cap stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate.
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Foreign Investment Risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
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Securities Lending Risk, which includes the potential insolvency of a borrower and losses due to the re-investment of collateral received on loaned securities in investments that default or do not perform well.
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Manager Risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
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Multi-Manager Risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager.
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Issuer Risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
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Sector Risk, which is the risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the risks of investing in the Fund please see the Fund details section of the Fund’s Prospectus.
Performance
It is currently contemplated that before the Fund commences operations, the Fund will acquire the assets and liabilities of the Predecessor Fund (the “Reorganization”). The Reorganization is expected to occur in the fourth quarter of 2024. As a result of the Reorganization, the Fund will assume the Predecessor Fund’s performance and accounting history prior to the date of the Reorganization. Accordingly, the performance shown below for periods prior to the Reorganization represents the performance of the Predecessor Fund. The Predecessor Fund’s investment objective was identical to the Fund’s, and the Predecessor Fund was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund.
The Predecessor Fund’s returns in the bar chart and table reflect the Predecessor Fund’s expenses but have not been adjusted to reflect the Fund’s expenses. If the Predecessor Fund’s performance information had been adjusted to reflect the Fund’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Predecessor Fund for that period. Additionally, if the Predecessor Fund had operated as an ETF, its performance may have differed.
The bar chart below shows how the Predecessor Fund’s investment results have varied from year to year, and the following table shows how the Predecessor Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index. This information provides some indication of the risks of investing in the Fund. The Predecessor Fund offered its shares only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Annual Advisory Program Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Predecessor Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/wealth-investmentsolutions/cgcm.
Predecessor Fund’s best and worst calendar quarters
Best: 25.93% in 4th quarter of 2020
Worst: -26.41% in 1st quarter of 2020
Year-to-date: 9.71% (through 3rd quarter 2024)
Average Annual Total Returns
(for the periods ended December 31, 2023)
PREDECESSOR FUND INCEPTION DATE: 11/18/1991	1 YEAR	5 YEARS	10 YEARS
Predecessor Fund (without advisory program fee)
Return Before Taxes	15.22%	11.32%	6.74%
Return After Taxes on Distributions	14.95%	8.62%	3.51%
Return After Taxes on Distributions and Sale of Fund Shares	9.81%	8.57%	4.38%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	17.42%	11.67%	8.36%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s broad-based securities market index is the Russell 3000® Index. The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
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The Fund also compares its performance to the Russell 2500 Index®, which is a secondary benchmark that includes the smallest 2,500 U.S. companies out of the Russell 3000® Index universe.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management (“MSWM”), serves as the investment adviser for the Fund. Subject to Board review, the Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among one or more Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
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Sub-advisers and portfolio managers
AllianceBernstein L.P. (“AllianceBernstein”)
BlackRock Financial Management, Inc. (“BlackRock”)
Neuberger Berman Investment Advisers LLC (“Neuberger”)
Westfield Capital Management Company, L.P. (“Westfield”)
PORTFOLIO MANAGERS	SUB-ADVISER OR ADVISER	PREDECESSOR FUND’S PORTFOLIO MANAGER SINCE
James MacGregor, CFA®, Chief Investment Officer	AllianceBernstein	2024
Erik Turenchalk, CFA®, Portfolio Manager	AllianceBernstein	2024
Jennifer Hsui, CFA® Managing Director and Co-Head of Index Equity	BlackRock	2018
Paul Whitehead, Managing Director, Co-Head of Index Equity	BlackRock	2022
Peter Sietsema, CFA® Director and Senior Portfolio Manager	BlackRock	2022
Benjamin H. Nahum, Managing Director	Neuberger	2016
Richard D. Lee, CFA®, Managing Partner and Deputy CIO	Westfield	2004
Ethan J. Meyers, CFA®, Managing Partner and Director of Research	Westfield	2004
John M. Montgomery, Managing Partner, COO and Portfolio Strategist	Westfield	2006
William A. Muggia, President, CEO and CIO	Westfield	2004
Purchase and sale of Fund shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid/ask spread”). Information on the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.morganstanley.com/wealth-investmentsolutions/cgcm.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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